Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/05/97 02:03 pm
 Investor Reporting System  v2.6     Monthly Statement            05/97 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                  FCARC               Investor
                                         ------------------- -------------------
   Beginning Principal Receivables        $2,978,793,655.38   $4,510,000,000.00
    Current Floating Allocation Pct.            39.77668223%        60.22331777%

   Total Adjusted Principal Collections   $1,386,555,687.79   $2,099,294,840.60

   Principal Default Amounts                          $0.00               $0.00
    As a Percentage of Collections               0.00000000%         0.00000000%

   Monthly Principal Amortized                                            $0.00

   Ending Principal Receivables           $2,896,215,969.46   $4,510,000,000.00
    New Floating Allocation Pct.                39.10520543%        60.89479457%

  Interest Collections                   FCARC               Investor
                                         ------------------- -------------------
   Total Interest Collections                $24,931,851.78      $37,747,714.19
 -------------------------------------------------------------------------------

  Early Amortization Triggered?                              Yes              No
                                                             ---              --
   1.  Breach of covenants or agreements made in the                           x
       PSA and uncured for 45 days
   2.  Breach of any representation or warranty made                           x
       in the PSA and uncured for 60 days
   3.  Bankruptcy, insolvency or receivership of FMCC,                         x
       FCARC, or Ford
   4.  FCARC is an investment company within the                               x
       meaning of the ICA of 1940
   5.  Failure of FCARC to convey Receivables pursuant                         x
       to the PSA
   6.  Available Subordinated Amount has been reduced                          x
       to less than the Required Subordinated Amount
   7.  Servicer Default has occurred                                           x
   8.  Average monthly payment rate for past three                             x
       periods is less than 20%
   9.  Used vehicle percentage exceeds 10% for two                             x
       collection periods
  10.  Interest rate swap is terminated in accordance                          x
       with its terms
  11.  Outstanding principal amount of the certificates                        x
       is not repaid by the expected payment date
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/05/97 02:03 pm
 Investor Reporting System  v2.6     Monthly Statement            05/97 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                                      Trust Total
                                                             -------------------
   Beginning Principal Receivables                            $7,488,793,655.38
    Current Floating Allocation Percentage                         100.00000000%

   Total Adjusted Principal Collections                       $3,485,850,528.39
    Payment Rate                                                          46.55%
    Principal Collections                                     $3,124,364,535.89
    Principal Collection Adjustments                            $357,672,734.36
    Principal Collections for Status Dealer Accounts              $3,813,258.14

   Principal Default Amounts                                              $0.00
    As a Percentage of Collections                                   0.00000000%

   Aggregate New Principal Receivables                        $3,403,272,842.47

   Ending Principal Receivables                               $7,406,215,969.46
    New Floating Allocation Percentage                             100.00000000%

  Interest Collections                                       Trust Total
                                                             -------------------
   Total Interest Collections                                    $62,679,565.97
    Interest Collections                                         $62,617,179.59
    Interest Collections for Status Dealer Accounts                  $62,386.38
    Recoveries on Receivables Written Off                                 $0.00

   Monthly Yield                                                          10.04%

   Used Vehicle Principal Receivables Balance                   $105,131,319.15
                                                                           1.42%

  Status Dealer Accounts                                     Trust Total
                                                             -------------------
   Beginning Balance                                             $18,571,204.39
    Principal Collections                                         $3,813,258.14
    Principal Write Offs                                                  $0.00
    Interest Collections                                             $62,386.38
   Ending Balance                                                $14,757,946.25

  Subordination and Participation                            Trust Total
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
    Overconcentration Amount                                              $0.00
    Installment Amount                                                    $0.00
    Other Ineligible Amounts                                              $0.00
   Available Subordinated Amount                                $501,111,111.11
   Required Subordinated Amount                                 $501,111,111.11

   Required Participation  4.00%                                $180,400,000.00
   Required Participation and Subordinated Amount               $681,511,111.11
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/05/97 02:03 pm
 Investor Reporting System  v2.6     Monthly Statement            05/97 Activity
 -------------------------------------------------------------------------------
   Current Participation Amount                               $2,896,215,969.46
    Current Participation Percentage                                     424.97%
   Current Participation Shortfall                                        $0.00

   Available Seller Collections                               $1,411,487,539.57
   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00
   Available Seller Collections to FCARC                      $1,411,487,539.57
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/05/97 02:03 pm
 Investor Reporting System  v2.6     Monthly Statement            05/97 Activity
 -------------------------------------------------------------------------------
  Series Allocations                                         1994-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          13.35328554%

   Total Adjusted Principal collections                         $465,475,574.41
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,369,781.42

  Source and Use of Funds                                    1994-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,369,781.42
    Investment and Net Swap Proceeds                                 $36,762.44
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $11,906,543.86

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     5.9864%
    Days in Interest Period                                                  32
   Current Interest Due                                           $5,321,253.33
   Net Trust Swap Receipts not req. to be paid                      $210,142.22
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $5,111,111.11
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,462,099.42

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/05/97 02:03 pm
 Investor Reporting System  v2.6     Monthly Statement            05/97 Activity
 -------------------------------------------------------------------------------
  Subordination and Participation                            1994-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $9,902,777.78
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $407,150.55
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1994-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/05/97 02:03 pm
 Investor Reporting System  v2.6     Monthly Statement            05/97 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1995-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          13.35328554%

   Total Adjusted Principal collections                         $465,475,574.41
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,369,781.42

  Source and Use of Funds                                    1995-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,369,781.42
    Investment and Net Swap Proceeds                                 $74,713.20
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $11,944,494.62

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.5000%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,416,666.67
   Net Trust Swap Receipts not req. to be paid                      $305,555.56
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $5,111,111.11
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,500,050.18

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/05/97 02:03 pm
 Investor Reporting System  v2.6     Monthly Statement            05/97 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1995-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $18,461,805.56
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid               $3,204,861.12
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1995-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/05/97 02:03 pm
 Investor Reporting System  v2.6     Monthly Statement            05/97 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1996-1
                                                             -------------------
   Certificates                                                 $800,000,000.00
    Current Floating Allocation Percentage                          10.68262843%

   Total Adjusted Principal collections                         $372,380,459.53
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $6,695,825.13

  Source and Use of Funds                                    1996-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,695,825.13
    Investment and Net Swap Proceeds                               ($363,192.14)
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                    $9,132,632.99

    Certificates Outstanding                                    $800,000,000.00
    Certificate Rate                                                     5.5000%
    Days in Interest Period                                                  30
   Current Interest Due                                           $3,666,666.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $3,666,666.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $666,666.67
   Servicing Fees Paid                                              $666,666.67
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $1,999,299.65

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/05/97 02:03 pm
 Investor Reporting System  v2.6     Monthly Statement            05/97 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1996-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $88,888,888.89
   Required Subordinated Amount                                  $88,888,888.89

   Required Participation  4.00%                                 $32,000,000.00
   Required Participation and Subordinated Amount               $120,888,888.89

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $14,180,555.56
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $486,111.12
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1996-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/05/97 02:03 pm
 Investor Reporting System  v2.6     Monthly Statement            05/97 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1996-2
                                                             -------------------
   Certificates                                                 $960,000,000.00
    Current Floating Allocation Percentage                          12.81915411%

   Total Adjusted Principal collections                         $446,856,551.44
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,034,990.16

  Source and Use of Funds                                    1996-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,034,990.16
    Investment and Net Swap Proceeds                                 $14,898.30
    Reserve Fund Balance                                          $3,360,000.00
   Total Investor Collections and Reserve Fund                   $11,409,888.46

    Certificates Outstanding                                    $960,000,000.00
    Certificate Rate                                                     5.9425%
    Days in Interest Period                                                  32
   Current Interest Due                                           $5,070,933.33
   Net Trust Swap Receipts not req. to be paid                      $164,266.66
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,906,666.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $800,000.00
   Servicing Fees Paid                                              $800,000.00
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,360,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,343,221.79

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/05/97 02:03 pm
 Investor Reporting System  v2.6     Monthly Statement            05/97 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1996-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $106,666,666.67
   Required Subordinated Amount                                 $106,666,666.67

   Required Participation  4.00%                                 $38,400,000.00
   Required Participation and Subordinated Amount               $145,066,666.67

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,360,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $4,906,666.67
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $164,266.66
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1996-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/05/97 02:03 pm
 Investor Reporting System  v2.6     Monthly Statement            05/97 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1997-1
                                                             -------------------
   Certificates                                                 $750,000,000.00
    Current Floating Allocation Percentage                          10.01496415%

   Total Adjusted Principal collections                         $349,106,680.81
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $6,277,336.06

  Source and Use of Funds                                    1997-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,277,336.06
    Investment and Net Swap Proceeds                                 $23,855.02
    Reserve Fund Balance                                          $2,625,000.00
   Total Investor Collections and Reserve Fund                    $8,926,191.08

    Certificates Outstanding                                    $750,000,000.00
    Certificate Rate                                                     5.9259%
    Days in Interest Period                                                  32
   Current Interest Due                                           $3,950,626.67
   Net Trust Swap Receipts not req. to be paid                      $117,293.34
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $3,833,333.33
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $625,000.00
   Servicing Fees Paid                                              $625,000.00
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,625,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $1,842,857.75

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       06/05/97 02:03 pm
 Investor Reporting System  v2.6     Monthly Statement            05/97 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1997-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $83,333,333.33
   Required Subordinated Amount                                  $83,333,333.33

   Required Participation  4.00%                                 $30,000,000.00
   Required Participation and Subordinated Amount               $113,333,333.33

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,625,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $6,588,541.66
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $201,597.93
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1997-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000